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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    ________


        Date of Report (Date of Earliest Event Reported): March 25, 2003

                            ALLCITY INSURANCE COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

        1-7411                                       13-2530665
        ------                                       ----------
 (Commission File Number)                  (I.R.S. Employer Identification No.)

      45 MAIN STREET, BROOKLYN, N.Y.                                11201-3731
      ------------------------------                                ----------
  (Address of Principal Executive Offices)                           (Zip Code)

                                 (718) 422-4000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



            ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.
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           The information set forth in the press release issued by Allcity Insurance Company on March 25, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.
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(c) Exhibits.
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99.1       Press release of Allcity Insurance Company dated March 25, 2003.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ALLCITY INSURANCE COMPANY


                                                 BY:    /s/ Rocco J. Nittoli
                                                        ------------------------
                                                 Name:  ROCCO J. NITTOLI
                                                 Title: Chief Operating Officer



Date: March 25, 2003

EXHIBIT INDEX

Item No.
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99.1      Press release of Allcity Insurance Company dated March 25, 2003.